UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2010

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

                    On January 25, 2010, Chemical Financial Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated January 25, 2010. This Exhibit is furnished to, and not filed with, the Commission.

FORWARD-LOOKING STATEMENTS

The press release contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation itself. The press release also contains forward-looking statements regarding Chemical's outlook or expectations with respect to the planned acquisition of O.A.K. Financial Corporation (OAK), the expected costs to be incurred in connection with the acquisition, OAK's future performance and consequences of its integration into Chemical, and the impact of the transaction on Chemical's future performance. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "plans," "predicts," "projects," "should," "will," variations of such words and similar expressions are intended to identify such forward-looking statements. Management's determination of the provision and allowance for loan losses, the carrying value of goodwill and mortgage servicing rights, and the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary) and management's assumptions concerning pension and other post retirement benefit plans involve judgments that are inherently forward-looking. The future effect of changes in the financial and credit markets and the national and regional economy on the banking industry, generally, and on Chemical Financial Corporation, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical Financial Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Risk factors include, but are not limited to, the risk factors described in Item 1A in Chemical Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2008; the risk factors described in Item 1A in OAK's Annual Report on Form 10-K for the year ended December 31, 2008; the timing and level of asset growth; changes in market interest rates; changes in banking laws and regulations; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances and issues; governmental and regulatory policy changes; opportunities for acquisitions and the effective completion of acquisitions and integration of acquired entities; the possibility that anticipated cost savings and revenue enhancements from acquisitions, restructurings, reorganizations and bank consolidations may not be realized fully or at all or within expected time frames; the local and global effects of current and future military actions, and current uncertainties and fluctuations in the financial markets and stocks of financial services providers due to concerns about credit availability and concerns about the Michigan economy in particular. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

Risk factors also include, but are not limited to, risks and uncertainties related both to the proposed acquisition of OAK and to the integration of the acquired business into Chemical after closing, including:

Completion of the transaction is dependent on, among other things, receipt of regulatory and OAK shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all. The impact of the completion of the transaction on Chemical's financial statements will be affected by the timing of the transaction, including in particular the ability to complete the acquisition in the second quarter of 2010.

The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Chemical's ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward, which have been under significant stress recently. Specifically, Chemical may incur more credit losses from OAK's loan portfolio than expected and deposit attrition may be greater than expected.

The integration of OAK's business and operations into Chemical, which will include conversion of OAK's operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to OAK's or Chemical's existing businesses.

ADDITIONAL INFORMATION ABOUT THE CHEMICAL/OAK TRANSACTION

Chemical will file a registration statement with the SEC to register the securities that the OAK shareholders will receive if the merger is consummated. The registration statement will contain a prospectus and proxy statement and other relevant documents concerning the merger. Investors are urged to read the registration statement, the prospectus and proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, OAK, and the merger. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov.

The proposed transaction will be submitted to the shareholders of OAK for their consideration and approval. In connection with the proposed transaction, OAK will be filing a proxy statement and other relevant documents to be distributed to the shareholders of OAK. Investors are urged to read the proxy statement regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Chemical and OAK, free of charge from the SEC's website (www.sec.gov), by contacting Chemical Financial Corporation, 333 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757 or by contacting O.A.K. Financial Corporation, 2445 84th Street, SW, Byron Center, MI 49315, Attention: Mr. James A. Luyk, Investor Relations, telephone 616-588-7419. INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

OAK and its directors, executive officers, and certain other members of management and employees may be soliciting proxies from OAK shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of OAK shareholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find information about OAK's executive officers and directors in its most recent proxy statement filed with the SEC, which is available at the SEC's website (www.sec.gov). You can also obtain free copies of these documents from Chemical or OAK, as appropriate, using the contact information above.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 25, 2010	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated January 25, 2010. This Exhibit is furnished to, and not filed with, the Commission.